Vanguard Convertible Securities Fund

Supplement to the Prospectus and Summary Prospectus
Dated March 26, 2014

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Managers

Larry W. Keele, CFA, Principal and co-Founder of Oaktree. He has managed the
Fund since 1996.

Stuart Spangler, CFA, Managing Director of Oaktree. He has co-managed the
Fund since January 2015.

Jean-Paul Nedelec, Managing Director of Oaktree. He has co-managed the
Fund’s foreign convertible securities investments since 2010.

Abe Ofer, Managing Director of Oaktree. He has co-managed the Fund’s foreign convertible securities investments since 2010.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

The managers primarily responsible for the day-to-day management of the
Fund are:

Larry W. Keele, CFA, Principal and co-Founder of Oaktree. He has worked in investment management since 1981, has managed investment portfolios since
1983, co-founded Oaktree in 1995, and has managed the Fund since 1996.
Education: B.A., Tennessee Tech University; M.B.A., University of South Carolina.

(over, please)

Stuart Spangler, CFA, Managing Director of Oaktree. He has worked in investment management since 1993, has been with Oaktree since 1997, and has co-managed the Fund since January 2015. Education: B.S., U.S. Air Force Academy.

Jean-Paul Nedelec, Managing Director of Oaktree. He has worked in investment management since 1987, has managed investment portfolios since 1990, and has co-managed the Fund’s foreign convertible securities investments since 2010. Education: Undergraduate business degree, EPSCI-ESSEC (France).

Abe Ofer, Managing Director of Oaktree. He has worked in investment management since 1984, has managed investment portfolios since 1989, and has co-managed the Fund’s foreign convertible securities investments since 2010. Education: B.A., Reed College; M.B.A., University of Chicago.

CFA® is a registered trademark owned by CFA Institute.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor. PS 82A 012015

Vanguard Convertible Securities Fund

Supplement to the Statement of Additional Information Dated March 26, 2014

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the following is added under “1. Other Accounts Managed” on page B-36:

Stuart Spangler co-manages a portion of Vanguard Convertible Securities Fund. As of November 30, 2014, Mr. Spangler
also managed 1 other registered investment company with total assets of $212 million, 2 other pooled investment vehicles with total assets of $653 million, and 17 other accounts with total assets of $2.4 billion (none of which had advisory fees based on account performance).

In the same section, the following replaces the second paragraph under “3. Description of Compensation” on page B-36:

Larry Keele, Portfolio Manager of the Fund, is a Principal of Oaktree and is compensated by virtue of his ownership interest in an Oaktree affiliate. The compensation for Stuart Spangler, Jean-Paul Nedelec, and Abe Ofer, Managing
Directors for Oaktree and Portfolio Managers for the Fund, generally consists of a base salary, participation in the firm-
wide bonus pool, and distributions under Oaktree’s equity plan. Equity participation vests over a multi-year period. At
Oaktree, salaries are capped so that a significant portion of an individual’s compensation is derived from bonuses, which are a function of the firm’s profitability and the individual’s responsibilities and performance, and equity participation for the most senior employees. The Portfolio Managers’ compensation is not specifically dependent on the performance of the Convertible Securities Fund, on an absolute basis or relative to the Fund’s specific benchmark. They are not compensated based on the growth of the Fund’s, or any other client’s assets except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability. They do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

In the same section, the following is added under “4. Ownership of Securities” on page B-36:

As of November 30, 2014, Mr. Spangler did not own any shares of the Fund.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 082A 012015